                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of Earliest Event Reported):
                     November 8, 1999 (October 25, 1999)




                              TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



          Florida
(State or other jurisdiction of            000-18601                       59-2576629
 incorporation or organization)       (Commission File No.)      (IRS Employer Identification No.)



                             2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of principal executive offices, including zip code)
                                 (770) 444-0240
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     On October 25, 1999, the Registrant entered into a five-year, $150 million credit facility, guaranteed by certain subsidiaries of the Registrant, with a syndicate of participating banks led by Bank One, NA as agent. The credit facility will replace a $33 million revolver/term credit facility. The credit facility will support the Registrant's ongoing acquisition and expansion program as well as working capital and equipment requirements associated with the internal growth of the Registrant's trucking subsidiaries.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


       (c)    Exhibits
              --------

       2.1 Acquisition Credit Agreement dated as of October 25, 1999 among the Registrant, the Lenders named therein and Bank One, NA.

       2.2 Credit Agreement dated as of October 25, 1999 among the Registrant, the Lenders named therein and Bank One, NA.

       2.3 Pledge and Security Agreement dated as of October 25, 1999 among the Registrant, the subsidiaries of the Registrant listed therein and Bank One, NA.

       2.4 Subsidiary Guaranty dated as of October 25, 1999 made by the subsidiaries of the Registrant listed therein for the benefit of the Lenders.

       99.1   Press Release
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSIT GROUP, INC.



Date:  November 8, 1999       /s/ Philip A. Belyew
                              --------------------
                              Philip A. Belyew
                              President and Chief Executive Officer